Income Tax Disclosure	12 Months Ended
Mar. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure Text Block
7. Income Taxes

The Company files a consolidated federal and various state income tax returns. The provision for income taxes is as follows:

	2014	2013	2012
	(In thousands)
Current:
Federal	$7,238	$21,356	$4,193
State	123	3,629	704
	7,361	24,985	4,897
Deferred:
Federal	(3,231)	(2,770)	1,430
State	(567)	(180)	(62)
	(3,798)	(2,950)	1,368
Total income taxes	$3,563	$22,035	$6,265

A reconciliation of the expected U.S. statutory rate to the effective rate follows:

	2014	2013	2012
Computed (expected tax rate)	35.0%	35.0%	35.0%
State income taxes (net of federal tax benefit)	3.4	3.8	4.5
State tax credits	(1.6)	(0.8)	(2.8)
Federal credits	(3.6)	(0.2)	(0.6)
Manufacturer’s deduction	(4.6)	(3.4)	(5.1)
(Reversal of) addition to uncertain tax positions	(0.8)	0.2	0.4
State VDA/Nexus Changes	(1.7)	0.0	0.0
Other permanent differences not deductible	0.5	0.1	0.7
Change in valuation allowance	(2.1)	0.0	0.0
Tax effect of pension contribution	0.4	0.0	2.2
Other	(4.4)	0.0	1.5
Effective income tax rate	20.5%	34.7%	35.8%

The effective tax rate was 20.5% in 2014 and 34.7% in 2013. Of the 14.2 percentage point decrease in the effective tax rate for the year, the major contributors to this decrease are the following items, 1) with lower pre-tax earnings due in part to a large LIFO charge versus a credit in the prior year, the permanent items have a larger impact on the effective rate, 2) the manufacturers deduction is a higher percentage of current year earnings than the prior year, 3) the reversal of certain tax reserves related to New York State investment tax credit and 4) work opportunity credit, research and experimentation credit and fuel tax credit and miscellaneous permanent items.

The following is a summary of the significant components of the Company's deferred income tax assets and liabilities as of March 31:

	2014	2013
	(In thousands)
Deferred income tax assets:
Future tax credits	$3,042	$2,808
Inventory valuation	3,353	2,893
Employee benefits	2,884	2,742
Insurance	1,244	3,422
Other comprehensive loss	7,194	14,416
Interest	138	118
Deferred gain on sale/leaseback	26	54
Prepaid revenue	1,118	1,619
Other	859	232
Severance	87	237
	19,945	28,541
Deferred income tax liabilities:
Property basis and depreciation difference	10,757	13,274
Pension	725	3,012
	11,482	16,286
Valuation allowance - non-current	390	758
Net deferred income tax asset	$8,073	$11,497

Net current deferred income tax assets of $8.4 million and $9.4 million as of March 31, 2014 and 2013, respectively, are recognized in the Consolidated Balance Sheets. Also recognized are net non-current deferred income tax liabilities of $0.3 million as of March 31, 2014 and net non-current deferred income tax assets of $2.1 million as of March 31, 2013.

The Company has State tax credit carryforwards amounting to $1.4 million (California, net of Federal impact), $0.8 million (New York, net of Federal impact), and $0.8 million (Wisconsin, net of Federal impact), which are available to reduce future taxes payable in each respective state through 2022 (Wisconsin), through 2029 (New York), and through 2024 (California). The Company has performed the required assessment regarding the realization of deferred tax assets and at March 31, 2014, the Company has recorded a valuation allowance amounting to $0.4 million, which relates primarily to tax credit carryforwards which management has concluded it is more likely than not will not be realized in the ordinary course of operations. Although realization is not assured, management has concluded that it is more likely than not that the deferred tax assets for which a valuation allowance was determined to be unnecessary will be realized in the ordinary course of operations. The amount of net deferred tax assets considered realizable, however, could be reduced if actual future income or income taxes rates are lower than estimated or if there are differences in the timing or amount of future reversals of existing taxable or deductible temporary differences.

Current rules on the accounting for uncertainty on income taxes prescribe a minimum recognition threshold for a tax position taken or expected to be taken in a tax return that is required to be met before being recognized in the financial statements. Those rules also provide guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company classifies the liability for uncertain tax positions in other accrued expenses or other long-term liabilities depending on their expected settlement. The change in the liability for the years ended March 31, 2014 and 2013 consists of the following:

	2014	2013
	(In thousands)
Beginning balance	$2,470	$2,350

Tax positions related to current year:
Additions	46	176

Tax positions related to prior years:
Additions	-	70
Reductions	(181)	(45)
Settlements	-	(81)
Lapses in statues of limitations	(62)	-
Balance as of March 31,	$2,273	$2,470

Included in the balances at March 31, 2014 and 2013 are $1.9 million and $1.9 million, respectively, of tax positions that are highly certain but for which there is uncertainty about the timing. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of these positions would not impact the annual effective tax rate but would accelerate the payment of cash to the tax authority to an earlier period.

The Company recognizes interest and penalties accrued on unrecognized tax benefits as well as interest received from favorable settlements within income tax expense. During the years ended March 31, 2014 and 2013, the Company recognized approximately $0.0 million increase and $0.1 million decrease, respectively, in interest and penalties. As of March 31, 2014 and 2013, the Company had approximately $0.2 million and $0.2 million, respectively, of interest and penalties accrued associated with unrecognized tax benefits.

Although management believes that an adequate provision has been made for uncertain tax positions, there is the possibility that the ultimate resolution could have an adverse effect on the earnings of the Company. Conversely, if resolved favorably in the future, the related provisions would be reduced, thus having a positive impact on earnings. It is anticipated that audit settlements will be reached during 2015 with a state taxing authority that could have an impact on earnings. Due to the uncertainty of amounts and in accordance with its accounting policies, the Company has not recorded any potential impact of these settlements.

The federal income tax returns for years after March 31, 2010 are subject to examination.